                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                          CAM COMMERCE SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          CAM COMMERCE SOLUTIONS, INC.
                              17520 NEWHOPE STREET
                        FOUNTAIN VALLEY, CALIFORNIA 92708

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 5, 2001


To the stockholders of CAM Commerce Solutions, Inc.

        NOTICE IS HEREBY GIVEN THAT the 2001 Annual Meeting of Stockholders of CAM COMMERCE SOLUTIONS, INC. (the "Company"), will be held on April 5, 2001 at 2:00 P.M. at the Company's corporate offices located at 17520 Newhope Street, Fountain Valley, California 92708 (the "Annual Meeting") for the purposes described below.

        1. To elect five (5) persons to serve on the Company's Board of Directors who shall hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified.

        2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year ending September 30, 2001.

        3. To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on February 7, 2001 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.


By Order of the Board of Directors


/s/ GEOFFREY D. KNAPP
------------------------------
    Geoffrey D. Knapp
    Secretary

February 7, 2001


                                    IMPORTANT

        WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO THE COMPANY, AND STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY WITHDRAW THEIR PROXIES AND VOTE THEIR SHARES PERSONALLY IF THEY SO DESIRE.

                          CAM COMMERCE SOLUTIONS, INC.
                              17520 NEWHOPE STREET
                        FOUNTAIN VALLEY, CALIFORNIA 92708

                                 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CAM Commerce Solutions, Inc. (the "Company") of proxies, in the form enclosed, for use at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the time and place and for the purpose set forth in the attached Notice of Annual Meeting of Stockholders.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting, or
(iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

        The cost of soliciting proxies will be borne by the Company. It is expected that proxies will be solicited exclusively by mail; however, if it should appear to be desirable to do so, directors, officers and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone or in person to request that proxies be furnished. The Company may also reimburse persons holding stock as nominees for reasonable expenses in sending proxy material to their principals.

        A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of directors named in this Proxy Statement, "FOR" confirmation of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending September 30, 2001, and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting.

        Abstentions and broker non-votes each shall be included in the determination of the number of shares present at the Annual Meeting and for the purpose of determining whether a quorum is present, and each shall be tabulated separately. Abstentions and broker non-votes shall not be counted in determining whether a nominee is elected. In determining whether a proposal has been approved, any shares not voted (whether by abstention, broker non-votes or otherwise) have the effect of a negative vote.

        Mailing of this proxy statement and the accompanying proxy is to commence on or about February 20, 2001.

        On February 7, 2001, the record date for stockholders entitled to vote at the Annual Meeting, the Company's outstanding voting securities consisted of 3,019,830 shares of common stock, par value $.001, of which each share is entitled to one vote. A complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for a purpose germane to the business transacted at the meeting, during ordinary business hours for ten days prior to Annual Meeting at the Company's offices at 17520 Newhope Street, Fountain Valley, California 92708.

                        PROPOSAL 1: ELECTION OF DIRECTORS

        A total of five directors are to be elected at the Annual Meeting. Management has nominated Geoffrey D. Knapp, Walter W. Straub, David Frosh, Corley Phillips and Scott Broomfield for election as directors, each to hold office until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified. While the Company's Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director of the Company, the proxies solicited hereby will be voted for such other persons as shall be designated by the Company's Board of Directors should any nominee become unavailable to serve. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. Stockholders are not entitled to cumulate their votes in the election of directors.

        Information regarding the current directors and executive officers, and nominees for election as directors of the Company appears below. These statements are in each instance based on information furnished to the Company by the person concerned. Information regarding ownership of the Company's common stock by the directors and executive officers of the Company is set forth below under "Security Ownership of Directors, Management and Certain Beneficial Owners" contained in the succeeding table.

NOMINEES

NAME                         AGE       POSITION WITH THE COMPANY
----                         ---       -------------------------
Geoffrey D. Knapp            42        Chief Executive Officer, Chairman
                                       of the Board, and Secretary
David A. Frosh               42        President and Director
Walter W. Straub             57        Director
Corley Phillips              46        Director
Scott Broomfield             43        Director

        Geoffrey D. Knapp, founder of the Company, has been a Director, and Chief Executive Officer of the Company since its organization in September 1983. Mr. Knapp received a bachelor's degree in marketing from the University of Oregon.

        David A. Frosh has served on the Board of Directors of the Company since August 1991. Since June 1996, he has also acted as President of the Company. From June 1990 to June 1996, Mr. Frosh served as regional vice president for the national accounts division of Automatic Data Processing "ADP". ADP provides computerized transaction processing, data communications and information services. From June 1988 to June 1990, he was Director of Marketing for Optima Retail Systems, a privately held company, which manufactured and marketed inventory control systems for the retail apparel industry. He previously served as general manager of Savin Corporation, a copier manufacturer. His non-profit activities include board memberships of Girls Inc., and Pepperdine University. He is also a member of the Young Presidents Organization. Mr. Frosh received a bachelor's degree in marketing from Central Michigan University in 1980 and a master's degree in business administration from Claremont Graduate School.

        Walter W. Straub has been a Director of the Company since May 1989. From October 1984 to the present, he also served as the President, Chief Executive and Chairman of the Board of Rainbow Technologies, Inc., a public company engaged in the business of designing, developing, manufacturing and marketing of proprietary computer-related security products. Mr. Straub received a bachelor's degree in electrical engineering and a master's degree in finance from Drexel University. He is a member of the Board of Trustees of Drexel University and a member of the University of California Irvine CEO Roundtable.

        Corley Phillips has been a director of the Company since September 1996. He also currently serves on the Board of Directors of Real Time Innovations, a software development tools company, and is on the advisory board of Storactive, a backup software company. Mr. Phillips is an investor in, and advisor to, early stage high technology companies. He is a partner in Phase One, a high technology `accelerator', as well as in TriValley Ventures, a venture capital firm. In addition, Mr. Phillips is an active member of the Sacramento Angels and the Sierra Angels, which provide early stage financing to companies in the Northern Nevada and Northern California area. From 1990, until its merger with Sage Software (LSE:SGE) at the end of 1994, he served as President and CEO of Manzanita Software Systems. From 1984 to 1990, Mr. Phillips was

President and co-founder of Grafpoint, based in San Jose, California, which was subsequently merged with White pine Software (NASDAQ: WPNE). He previously held various sales and marketing positions with Envision Technology and Hewlett-Packard (NYSE: HWP). His non-profit activities include board memberships of College Preparatory Mathematics, Friends of the River, the McClellan Technology Incubator, and the Sacramento Entrepreneurship Academy. Mr. Phillips holds both a bachelor's degree and a master's degree in electrical engineering from Washington University in St. Louis, Missouri, as well as a master's degree in business administration from Santa Clara University in Santa Clara, California.

        Scott Broomfield joined the Company as Director in March 1999. Since 1997, Mr. Broomfield has been Chief Executive and a Director of Centura Software, Inc., a public company engaged in the business of providing a suite of products usable by application developers to build and deploy component based distributed business applications. From February 1993 to December 1997, Mr. Broomfield was a principal with the firm of Hickey & Hill Incorporated "H & H". In this capacity, Mr. Broomfield assisted companies with executive management, strategy, operational and financial consulting, business planning and business development. Prior to joining H & H, Mr. Broomfield held senior management positions at Trilogy Systems, Inc., and Digital Equipment Corporation. Mr. Broomfield has a bachelor's degree in psychology from Azusa Pacific University and master's degree in business administration from Santa Clara University.

EXECUTIVE OFFICERS

        In addition to Mr. Knapp, the Company has two other executive officers, David Frosh, President, and Paul Caceres Jr., Chief Financial Officer and Chief Accounting Officer. The executive officers serve at the discretion of the Board of Directors.

        Paul Caceres, Jr. has been the Chief Financial Officer and Chief Accounting Officer of the Company since September 1987. From 1982 to 1987, Mr. Caceres worked in Public Accounting and was employed by Arthur Young & Company, the predecessor to Ernst & Young LLP, as an Audit Manager. Mr. Caceres is a Certified Public Accountant, licensed in the state of California. He is an active member of Financial Executive International. He received a bachelor's degree in business administration from the University of Southern California.

BOARD COMMITTEES AND MEETINGS

        During the Company's fiscal year ended September 30, 2000, the Board of Directors held four meetings. Each incumbent director attended 100% of the total number of meetings of the Board of Directors.

        The Company has a Compensation Committee, which consists of Geoffrey D. Knapp, Walter Straub, and Scott Broomfield. The Compensation Committee consults with the Board of Directors concerning compensation for the Company's executive officers. During fiscal 2000, the Compensation Committee held one meeting. The Company has an Audit Committee, which consists of Walter W. Straub, Corley Phillips and Scott Broomfield. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit and reviews the adequacy of the Company's internal accounting controls. See Audit Committee Charter at Appendix A. The Audit Committee held one meeting during fiscal 2000. The Company has an Option Committee, which consists of Walter Straub, Corley Phillips and Scott Broomfield. The Option Committee administers the Company's 1993 Stock Option Plan and 2000 Stock Option Plan. There is no nominating committee of the Board of Directors; the Board of Directors meets as a whole to nominate individuals for election as directors.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee reviews the Company's financial reporting process on behalf of the board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Also, the Audit Committee received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Additionally, the Audit Committee considered whether the independent auditors' provision of non-audit related tax work is compatible with the auditors' independence. During fiscal year 2000, the Company paid $59,000 for audit fees, quarterly reviews, and reviews of Securities and Exchange Act filings, and $31,000 for tax return preparation work, and tax planning and consulting services.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended September 30, 2000, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

         Walter W. Straub
         Corley Phillips
         Scott Broomfield

                   SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth as of January 31, 2001, certain information available to the Company regarding ownership of the Company's common stock by (i) each person that the Company knows is the beneficial owner of more than 5% of the Company's outstanding common stock, (ii) each current director and executive officer of the Company and all nominees for director, and (iii) all directors and officers as a group.

                                                            SHARES BENEFICIALLY OWNED
                                                       ------------------------------------
                          NAME AND ADDRESS OF          AMOUNT & NATURE OF       PERCENTAGE
TITLE OF CLASS             BENEFICIAL OWNER            BENEFICIAL OWNER(8)      OF CLASS(9)
--------------            -------------------          -------------------      -----------
Common Stock              Geoffrey D. Knapp (1)            379,000(2)             11.2%
Common Stock              Paul Caceres Jr. (1)              40,000(3)              1.2%
Common Stock              Walter W. Straub (1)              99,000(4)              2.9%
Common Stock              David Frosh (1)                   82,000(5)              2.4%
Common Stock              Corley Phillips (1)               41,000(6)              1.2%
Common Stock              Scott Broomfield (1)              15,000(7)               *
Common Stock              All Directors and
                          Officers as a Group
                          (of 6 persons) (1)               656,000                19.4%

------------
 *   Less than one percent ownership.

(1) The address of each beneficial owner is in care of CAM Commerce Solutions, Inc., 17520 Newhope Street, Fountain Valley, California 92708.

(2) Includes (i) an aggregate of 3,100 shares of Common Stock held in trust for three daughters of Mr. Geoffrey Knapp over which he has shared voting power, (ii) options to purchase an aggregate of 10,000 shares until the sooner of October 12, 2002, or twelve months after ceasing to serve as a director at a price of $2.34 per share, (iii) options to purchase an aggregate of 50,000 shares until the sooner of October 20, 2003 or twelve months after ceasing to serve as a director at a price of $1.93 per share,
     (iv) options to purchase an aggregate of 20,000 shares until the sooner of December 16, 2006 or twelve months after ceasing to serve as a director at a price of $3.75 per share, and (v) options to purchase an aggregate of 50,000 shares until the sooner of August 2, 2010 or twelve months after ceasing to serve as a director at a price of $5.91 per share.

(3) Includes options to purchase (i) an aggregate of 15,000 shares of Common Stock until January 3, 2004, at a price of $2.13 per share, (ii) options to purchase an aggregate of 10,000 shares until December 16, 2006, at a price of $3.75 per share, and (iii) options to purchase an aggregate of 15,000 shares until August 2, 2010, at a price of $5.37 per share.

(4) Includes options to purchase (i) an aggregate of 7,500 shares until the sooner of October 19, 2003, or twelve months after ceasing to serve as a director at a price of $1.75 per share, (ii) an aggregate of 7,500 shares until the sooner of May 25, 2005, or twelve months after ceasing to serve as a director at a price of $2.38 per share, (iii) an aggregate of 7,500 shares until the sooner of May 9, 2006, or twelve months after ceasing to serve as a director at a price of $2.50 per share, (iv) an aggregate of 7,500 shares until the sooner of May 8, 2007, or twelve months after ceasing to serve as a director at a price of $3.38 per share, (v) an aggregate of 4,400 shares until the sooner of May 8, 2007, or twelve months after ceasing to serve as a director at a price of $3.38 per share, (vi) an aggregate of 10,000 shares until the sooner of May 7, 2008, or twelve months after ceasing to serve as a director at a price of $2.75 per share,
     (vii) an aggregate of 7,500 shares until the sooner of May 6, 2009, or twelve months after ceasing to serve at a director at a price of $5.38 per share, and (viii) an aggregate of 7,500 shares until the sooner of August 2, 2010, or twelve months after ceasing to serve at a director at a price of $5.38 per share.

(5) Includes options to purchase (i) an aggregate of 7,500 shares until the sooner of May 9, 2006, or twelve months after ceasing to serve as a director at a price of $5.50 per share, (ii) an aggregate of 40,000 shares until June 10, 2006, at a price of $2.50 per share, (iii) an aggregate of 4,400 shares until the sooner of May 8, 2007 or twelve months after ceasing to serve as a director, at a price of $3.38 per share, and (iv) an aggregate of 30,000 shares until August 2, 2010, at a price of $5.38 per share.

(6) Includes options to purchase (i) an aggregate of 5,000 shares until the sooner of September 23, 2006, or twelve months after ceasing to serve as a director at a price of $2.50 per share, (ii) an aggregate of 7,500 shares until the sooner of May 8, 2007, or twelve months after ceasing to serve as a director at a price of $3.38 per share, (iii) an aggregate of 10,000 shares until the sooner of May 7, 2008, or twelve months after ceasing to serve as a director at a price of $2.75 per share, (iv) an aggregate of 7,500 shares until the sooner of May 6, 2009, or twelve months after ceasing to serve at a director at a price of $5.38 per share, and (v) an aggregate of 7,500 shares until the sooner of August 2, 2010, or twelve months after ceasing to serve at a director at a price of $5.38 per share.

(7) Includes options to purchase (i) an aggregate of 7,500 shares until the sooner of May 6, 2009, or twelve months after ceasing to serve at a director at a price of $5.38 per share, (ii) an aggregate of 360 shares until the sooner of April 22, 2009, or twelve months after ceasing to serve as a director at a price of $5.25 per share, and (iii) an aggregate of 7,500 shares until the sooner of August 2, 2010, or twelve months after ceasing to serve at a director at a price of $5.38 per share.

(8) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days from December 31, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(9) The percentage of ownership of the class of voting securities in the above table has been calculated by dividing (i) the aggregate number of shares of such class actually owned plus all shares of such class which may be deemed to be "beneficially owned," by (ii) the number of shares of such class actually outstanding plus the number of shares of such class such "beneficial owner" may be deemed to "beneficially own" assuming no other acquisitions of shares of such class through the exercise of any option, warrant or right by any other person.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission "SEC". Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that all officers, directors, and greater than ten percent beneficial owners complied with all applicable filing requirements during the fiscal year ended September 30, 2000.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

        During the 2000 fiscal year, the non-employee directors were each granted options under the Company's 2000 Stock Option Plan to purchase 7,500 shares of common stock at an exercise price of $5.375 per share. The non-employee directors are Walter Straub, Corley Phillips, and Scott Broomfield. These directors were also reimbursed for their expenses in attending meetings of the Board of Directors.

COMPENSATION OF OFFICERS

The following table sets forth information concerning compensation paid by the Company for services rendered to the Company during fiscal year ended September 30, 2000, and the prior two fiscal years, to the Company's Chief Executive Officer and each additional executive officer whose total compensation exceeded $100,000 (each a "Named Executive Officer"):

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                          ------------
                                                                             AWARDS
                                                                          ------------
                       ANNUAL COMPENSATION                                 SECURITIES
----------------------------------------------------------------------     UNDERLYING          (2)
NAME AND PRINCIPAL                              (1)       OTHER ANNUAL      OPTIONS/        ALL OTHER
POSITION              YEAR        SALARY       BONUS      COMPENSATION      SARS (#)       COMPENSATION
------------------    ----       --------    --------     ------------     ----------      ------------
Geoffrey Knapp        2000       $242,000    $     --          --             50,000           $8,000
Chairman of the       1999       $223,000    $140,000          --                  0           $9,000
Board and CEO         1998       $209,000    $     --          --                  0           $8,000

David Frosh           2000       $143,000    $     --          --             30,000           $   --
President             1999       $134,000    $109,000          --                  0           $   --
                      1998       $129,000    $     --          --                  0           $   --

Paul Caceres Jr.      2000       $141,000    $     --          --             15,000           $4,000
CFO and CAO           1999       $137,000    $ 62,000          --                  0           $5,000
                      1998       $132,000    $     --          --                  0           $5,000

----------------

(1) Bonuses paid to the Named Executive Officers are pursuant to annual incentive compensation programs established each year for selected employees of the Company, including the Company's executive officers. Under this program, performance goals, relating to such matters as sales growth, gross profit margin and net income as a percentage of sales and individual efforts were established each year. Incentive compensation, in the form of cash bonuses, was awarded based on the extent to which the Company and the individual achieved or exceeded the performance goals.

(2) All other compensation consists of interest on employee notes payable to the Company and the amortization of the notes that was declared compensation during the year.

STOCK OPTIONS GRANTED AND EXERCISED DURING 2000

The following table sets forth information with respect to the stock option grants made during the 2000 fiscal year under the Company's 1993 Non-statutory Stock Option Plan to the Named Executive Officers.

                                          OPTION GRANTS IN FISCAL YEAR 2000 - INDIVIDUAL GRANTS
                        ---------------------------------------------------------------------------------------
                         NUMBER OF                                                   POTENTIAL REALIZABLE VALUE
                          SHARES        % OF TOTAL                                   AT ASSUMED ANNUAL RATES OF
                        UNDERLYING        OPTIONS     EXERCISE OR                     STOCK PRICE APPRECIATION
                          OPTIONS        GRANTED TO   BASE PRICE                          FOR OPTION TERM(3)
                          GRANTED        EMPLOYEES    ($/SHARE)    EXPIRATION        --------------------------
NAME                     NUMBER(1)        IN 2000        (2)          DATE              5%($)          20%($)
----                   ------------     -----------   -----------  ----------        -----------    -----------
Geoffrey Knapp            50,000            14%         $5.912       8/2/10            $186,000       $471,000
David Frosh               30,000             8%         $5.375       8/2/10            $101,000       $257,000
Paul Caceres Jr.          15,000             4%         $5.375       8/2/10            $ 51,000       $128,000

-------------

(1)  Options granted in fiscal 2000 vest over a four-year period.

(2)  The exercise price was equal to the market price on the date of grant.

(3) Potential realizable value is calculated based on the assumptions that the stock price on the date of grant will appreciate at the annual rate shown, compounded annually for the entire term of the option, and that the option will be exercised and sold on the last day of its term for the appreciated price. The annual growth rates used are set by SEC regulations and do not reflect the Company's estimate of future appreciation in its stock price.

The following table sets forth certain information concerning options exercised by the Named Executive Officers during the fiscal year covered by this report, and outstanding options at the end of such year held by the Named Executive Officers.

                                   AGGREGATE OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES
                        ------------------------------------------------------------------------------------
                                                                                     VALUE OF UNEXERCISED
                          SHARES                        NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                        ACQUIRED ON     VALUE (1)     OPTIONS AT SEPT. 30, 2000          SEPT. 30, 2000
NAME                     EXERCISE       REALIZED      EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                    -----------     ---------     -------------------------    -------------------------
Geoff Knapp                   --              --       79,000          1,000         $204,000       $1,000
David Frosh               40,000        $672,000       44,000             --         $107,000       $   --
Paul Caceres Jr.          30,000        $516,000       25,000          1,000         $ 55,000       $1,000

-------------
(1) Represents the market price of the underlying securities at the exercise date minus the exercise price of the options.

(2) Represents the differences between the exercise price of the options and $5.00, the closing price of the Company's common stock on September 30, 2000.

                        REPORT OF COMPENSATION COMMITTEE

TO: THE BOARD OF DIRECTORS

As members of the Compensation Committee, it is our duty to review and recommend the compensation levels for members of the Company's management, evaluate the performance of management and administer the Company's various incentive plans. This Committee has reviewed in detail the Compensation of the Company's three executive officers. In the opinion of the Committee, the compensation of the three executive officers of the Company is reasonable in view of its performance and the respective contributions of such officers to the Company's performance.

In determining the management compensation, this Committee compares the compensation paid to management to the level and structure of compensation paid to management of competing companies. Additionally, the Committee considers the sales and earnings performance of the Company compared to competing and similarly situated companies. The Committee also takes into account such relevant external factors as general economic conditions, geographic market of work place, stock price performance and stock market prices.

Management compensation is comprised of 60% to 70% of fixed salary, and 30% to 40% variable compensation based on performance factors. Stock options are granted at the discretion of the Board of Directors, and there is no set minimum or maximum amount of options that can be issued. Performance factors that determine management compensation are sales, net income of the Company, and individual performance.

The committee examines compilations of executive compensation such as various industry compensation surveys for middle market companies. In 2000, the compensation for the Chief Executive Officer and the other executive officers was comparable to other Chief Executive Officers and executive offices of middle market companies in related industries.

Mr. Knapp, a member of the Committee, is also an executive officer of the Company. However, Mr. Knapp abstained from any considerations with respect to any decision directly affecting his compensation.

       COMPENSATION COMMITTEE

       WALTER STRAUB, SCOTT BROOMFIELD, AND GEOFFREY D. KNAPP
       DECEMBER 1, 2000

        The Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, unless the report is specifically incorporated by reference.

STOCK PRICE PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq Composite Stock Market Index and the Nasdaq Retail Trade Stock Index, during the period commencing on September 30, 1995 and ending on September 30 2000. The comparison assumes $100 was invested on September 30, 1995 in each of the Common stock, the Nasdaq Stock Market Composite Index, and the Nasdaq Retail Trade Stock Index and assumes the reinvestment of all dividends, if any.

                                  1995   1996   1997   1998   1999   2000
                                  ----   ----   ----   ----   ----   ----
NASDAQ STOCK MARKET                100    119    163    165    270    359
NASDAQ RETAIL TRADE STOCKS         100    120    137    117    140    104
CAM COMMERCE SOLUTIONS STOCK       100    128     79     95    286    138

This stock price data is prepared from data generated under the assumption of dividend reinvestment.

THE STOCK PRICE PERFORMANCE GRAPH IS PURELY HISTORICAL INFORMATION AND SHOULD NOT BE RELIED UPON AS INDICATIVE OF FUTURE PRICE PERFORMANCE.

FAMILY RELATIONSHIPS

        There are no family relationships between any director and/or executive officer of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

        The Company leases a building from Geoffrey Knapp, an officer of the Company. The Company paid $136,000 in lease payments to the officer during the fiscal year ended September 30, 2000. Scott Broomfield is an officer of Centura Software, and he is a director of the Company. The Company paid $358,000 to Centura Corporation for software license fees during the fiscal year ended September 30, 2000.

                PROPOSAL 2: CONFIRMATION OF INDEPENDENT AUDITORS

        It is proposed that the stockholders ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company for the 2001 fiscal year. Ernst & Young LLP has been the independent auditors of the Company for many years. Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.

        Ratification by the stockholders of the appointment of the auditors requires the affirmative vote of the holders of a majority of the shares of the common stock represented in person or by proxy at the Annual Meeting and entitled to vote. In the event such ratification is not obtained, the Board of Directors will consider alternative independent auditors.

RECOMMENDATION

        The Board of Directors unanimously recommends that the Company's stockholders vote FOR ratification of Ernst & Young LLP as independent auditors for the 2001 fiscal year.

                                 OTHER BUSINESS

        The Board of Directors knows of no matters other than those described herein, which are to be brought before the 2001 Annual Meeting of Stockholders. However, if any other proper matters are brought before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters. Holders of a majority of the outstanding shares of the Company's common stock must be present, either in person or by proxy, in order for the Annual Meeting to be held. The proxy is revocable at any time and will not affect your right to vote in person if you attend the Annual Meeting.

                                 ANNUAL REPORTS

        The Company's 2000 Annual Report to Stockholders, which includes audited financial statements for the Company's fiscal year ended September 30, 2000, will accompany this proxy statement being mailed to stockholders of record on February 7, 2001. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, and any amendments thereto, is available without charge to any stockholder of the Company upon written request to CAM Commerce Solutions, Inc., 17520 Newhope Street, Fountain Valley, California 92708, Attention: Finance department.

                      SUBMISSION OF STOCKHOLDERS PROPOSALS

        Stockholders of the Corporation wishing to include proposals to be put before the stockholders at the Annual Meeting of Stockholders of the Company to be held in 2002, must submit the same in writing so as to be received at the executive offices of the Company on or before October 20, 2001. Such proposals must also meet the other requirements of the rules of Securities and Exchange Commission relating to stockholders' proposals. Proposals should be addressed to the Chief Financial Officer of the Company.

        Stockholders who intend to present a proposal at the Annual Meeting to be held in 2002 without inclusion of such proposal in the Company's proxy materials are required to provide notice to the Company not later than January 6, 2002.

BY ORDER OF THE BOARD OF DIRECTORS:


/s/ GEOFFREY D. KNAPP
---------------------------------
    Geoffrey D. Knapp
    Secretary


Dated: Fountain Valley, California
       February 7, 2001

                                   APPENDIX A

                          CAM COMMERCE SOLUTIONS, INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of the management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, [or shall became financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain counsel, or other experts for this purpose.

RESPONSIBILITIES AND POLICY

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business practices, and ethical behavior.

The following shall be the principal recurring process of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.


o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholder's approval.

o The committee shall discuss with the independent auditors the overall scope and plans of their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted accounting standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filling of Form 10-K), including their judgement about quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

                          CAM COMMERCE SOLUTIONS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 5, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of CAM Commerce Solutions, Inc. (the "Company") hereby appoints Geoffrey D. Knapp, the Secretary of the Company, or failing him Paul Caceres Jr., the Chief Financial Officer of the Company, or instead of either of the foregoing, an officer of the Company, as the nominee of the undersigned to attend and to act for and on behalf of the undersigned at the annual meeting of shareholders of the Company to be held on April 5, 2001 at 2:00 P.M., Pacific Standard Time, and at any adjournments thereof, to the same extent and with same power as if the undersigned were personally present at said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees named above are specifically directed to vote as indicated on the reverse side hereof.


                                SEE REVERSE SIDE

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                          CAM COMMERCE SOLUTIONS, INC.
                                  APRIL 5, 2001

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES"
                           IN ITEM 1 AND "FOR" ITEM 2

1.  ELECTION OF DIRECTORS  FOR __ WITHHELD __

    Nominees:
    Geoffrey D. Knapp
    Walter Straub
    David Frosh
    Corley Phillips
    Scott Broomfield

Withheld for the following only: (Write the name of the nominee(s) in the space below:

--------------------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY

   FOR ___    AGAINST ___     ABSTAIN ___

NOTE: In the event that no specifications have been made with respect to any manner in which the named proxy nominees are required to vote on any matter in this proxy, nominees are instructed to vote the shares represented by this proxy for any matter.

If there are amendments or variations to the matters proposed at the meeting, or at any adjournment or adjournments thereof, or if any other business properly comes before the meeting, this proxy confers discretionary authority on the proxy nominees named herein to vote on such amendments, variations or other business.

IMPORTANT: Please SIGN, DATE AND RETURN this proxy as soon as possible to
           American Stock Transfer & Trust Company, 6201 15TH Avenue, Brooklyn, New York 11219, Attn: Proxy Dept.


SIGNATURE_________________________________________________ DATE_________________


SIGNATURE_________________________________________________ DATE_________________
                  Signature if Held Jointly

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.